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                                                                    EXHIBIT 23.1

                      INDEPENDENT AUDITORS' CONSENT

Microsoft Corporation:

We consent to the incorporation by reference in this Post-effective Amendment No. 1 to Registration Statement No. 33-51583 on Form S-8 of Microsoft Corporation of our report dated July 22, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of Microsoft Corporation for the year ended June 30, 1996.

Deloitte & Touche LLP

Seattle, Washington
November 19, 1996